Exhibit 99.1

NAPCO Security Technologies, Inc. Reports Fiscal 2026 Q3 Results

Fiscal Q3 2026 Highlights

●	Q3 Net revenues of $49.2 million, a 11.8% YoY increase
●	Equipment revenue increased 8.4% YoY to $24.2 million
●	Recurring service revenue (“RSR”) increased 15.4% YoY to $24.9 million with a 90.4% gross margin
●	RSR had a prospective annual run rate of approximately $101 million based on April 2026 recurring service revenues.
●	Gross profit margin for Q3 2026 of 60.0% vs 57.2% in prior fiscal year quarter
●	Net (loss) income for the three and nine months ended March 31, 2026, of $(0.4) million and $25.3 million is inclusive of a $16.0 million litigation settlement charge
●	Non-GAAP Diluted Net Income per share increased YoY to $0.39 vs $0.28
●	Q3 Adjusted EBITDA increased 20.2% YoY to $15.8 million with an Adjusted EBITDA Margin of 32.2%
●	The Board declared a quarterly dividend of $0.15 per share, payable on July 3, 2026 to shareholders of record on June 12, 2026.

AMITYVILLE, N.Y., May 4, 2026 /PRNewswire/ -- NAPCO Security Technologies, Inc. (NASDAQ: NSSC), one of the leading manufacturers and designers of high-tech electronic security equipment, wireless communication devices for intrusion and fire alarm systems and the related recurring service revenues as well as a provider of school safety solutions, today announced financial results for its third quarter of fiscal 2026.  Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

	Three months ended March 31,			Nine months ended March 31,
	(dollars in thousands)			(dollars in thousands)
			% Increase/			% Increase/
Financial Highlights	2026	2025	(decrease)	2026	2025	(decrease)
GAAP Results
Net Revenue	$49,167	$43,961	11.8%	$146,507	$130,897	11.9%
Gross Profit	$29,489	$25,127	17.4%	$85,573	$74,232	15.3%
Gross Profit Margin	60.0%	57.2%		58.4%	56.7%
Operating (Loss) Income	$(1,188)	$11,146	(110.7)%	$27,208	$34,173	(20.4)%
Net (Loss) Income	$(408)	$10,122	(104.0)%	$25,260	$31,774	(20.5)%
Diluted (Loss) Earnings Per Share	$(0.01)	$0.28	(103.6)%	$0.70	$0.86	(18.6)%

Non-GAAP Results
Operating Income	$14,812	$11,146	32.9%	$43,208	$34,173	26.4%
Net Income	$13,859	$10,122	36.9%	$39,527	$31,774	24.4%
Net Income Margin	28.2%	23.0%		27.0%	24.3%
Diluted Earnings Per Share	$0.39	$0.28	39.3%	$1.10	0.86	27.9%
Adjusted EBITDA	$15,820	$13,161	20.2%	$46,112	$37,877	21.7%
Adjusted EBITDA Margin	32.2%	29.9%		31.5%	28.9%
Adjusted EBITDA Per Share	$0.44	$0.36	22.2%	$1.28	$1.03%	24.3%
Free Cash Flows	$16,022	$13,314	20.3%	$41,979	$37,024	13.4%
Free Cash Flows Margin	32.6%	30.3%		28.7%	28.3%

Richard Soloway, Chairman and CEO, commented, “Our Fiscal Q3 performance reflects positive financial results, including record Q3 Adjusted EBITDA of $15.8 million, which was sustained by our recurring service revenue with its continued year over year double digit growth, and the consistent demand for our door-locking products that drove growth in our equipment revenue and improved equipment gross margins, which increased to approximately 29%. Our RSR continues to sustain gross margins of over 90%, represents approximately 51% of total revenue in Q3, and has a prospective run rate of approximately $101 million based on our April 2026 recurring service revenue. Our revenue growth and margin expansion resulted in a 37% increase in Non-GAAP net income, a 20% increase in Adjusted EBITDA and our adjusted EBITDA margin was 32.2% as compared to 29.9% in Q3 of Fiscal 2025.

As such we are pleased to continue our dividend program and will be paying the next quarterly dividend of $0.15 per share on July 3, 2026 to shareholders of record on June 12, 2026.”

Conference Call Information

Management will conduct a conference call at 11 a.m. ET today, May 4, 2026, and in order to participate please go to the Investor Relations section of the Company website at https://investor.napcosecurity.com/events-presentations or choose https://app.webinar.net/Yr185qlxvQE. Alternatively, interested parties may participate in the call by dialing (US) 1-800-836-8184 or 1-646-357-8785.  A replay of the webcast will be available on the Investor Relations section of the Company’s website.

About NAPCO Security Technologies, Inc.

NAPCO Security Technologies, Inc., is one of the leading manufacturers and designers of high-tech electronic security devices, wireless recurring communication services for intrusion and fire alarm systems as well as a provider of school safety solutions, The Company consists of four Divisions: NAPCO, plus three wholly owned subsidiaries: Alarm Lock, Continental Instruments, and Marks USA. Headquartered in Amityville, New York, its products are installed by tens of thousands of security professionals worldwide in commercial, industrial, institutional, residential and government applications. NAPCO products have earned a reputation for innovation, technical excellence and reliability, positioning the Company for growth in the multi-billion dollar and rapidly expanding electronic security market. For additional information on NAPCO, please visit the Company's web site at http://www.napcosecurity.com.

Safe Harbor Statement

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management's judgment, beliefs, current trends, and anticipated product performance. These forward-looking statements include, but are not limited to, statements relating to the impact of COVID-19 pandemic; supply chain challenges and developments; the growth of recurring service revenues and annual run rate; the strength of our balance sheet; our expectations regarding future results; the introduction of new access control and locking products; the opportunities for school security products; business trends , including the replacement of 3G radios, and our ability to execute our business strategies. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements because of certain factors, including those risk factors set forth in the Company's filings with the Securities and Exchange Commission, such as our annual report on Form 10-K and quarterly reports on Form 10-Q. Other unknown or unpredictable factors or underlying assumptions subsequently proved to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today's date, unless otherwise stated, and the Company undertakes no duty to update such information, except as required under applicable law.

*Non-GAAP Financial Measures

Certain non-GAAP measures are included in this press release, including non-GAAP operating income, non-GAAP net income, non-GAAP net income per share (diluted), non-GAAP net income margin, Adjusted EBITDA, Adjusted EBITDA per share (diluted), Adjusted EBITDA per share margin, Free Cash Flow and Free Cash Flow margin. We define non-GAAP net income as GAAP net income plus litigation settlement costs. We define Adjusted EBITDA as GAAP net income plus income tax expense, net interest income (expense), stock-based compensation, non-recurring legal expense, litigation settlement costs, and depreciation and amortization expense.  Non-GAAP net income margin is non-GAAP net income divided by revenue. Adjusted EBITDA margin is Adjusted EBITDA divided by revenue. We define Free Cash Flow (FCF) as net cash provided by operating activities less capital expenditures. FCF margin is the FCF divided by revenue. These non-GAAP measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges our non-GAAP results provide information to management and investors that is useful in assessing NAPCO's core operating performance and in comparing our results of operations on a consistent basis from period to period. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as Adjusted EBITDA, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. The presentation of this information is not meant to be a substitute for the corresponding financial measures prepared in accordance with generally accepted accounting principles. Investors are encouraged to review the reconciliation of GAAP to non-GAAP financial measures set forth above.

NAPCO SECURITY TECHNOLOGIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	March 31, 2026	June 30, 2025

	(in thousands, except share data)
Assets
Current Assets
Cash and cash equivalents	$114,408	$83,081
Marketable securities	10,544	16,095
Accounts receivable, net of allowance for credit losses of $27 and $25 as of March 31, 2026 and June 30, 2025, respectively	28,527	30,108
Inventories	33,384	29,962
Income tax receivable	2,765	—
Prepaid expenses and other current assets	3,146	3,198
Total Current Assets	192,774	162,444
Inventories - non-current	10,012	11,313
Property, plant and equipment, net	9,297	9,233
Intangible assets, net	3,064	3,287
Deferred income taxes	1,697	6,476
Operating lease - Right-of-use asset	4,975	5,188
Other assets	190	200
Total Assets	$222,009	$198,141

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable	$5,786	$5,742
Accrued expenses	7,999	8,712
Accrued litigation costs	16,000	—
Accrued salaries and wages	3,834	4,398
Dividends payable	5,357	4,992
Accrued income taxes	—	213
Total Current Liabilities	38,976	24,057
Accrued income taxes	34	143
Operating lease liability	5,217	5,335
Total Liabilities	44,227	29,535
Commitments and Contingencies (Note 13)
Stockholders' Equity
Common Stock, par value $0.01 per share; 100,000,000 shares authorized as of March 31, 2026 and June 30, 2025; 39,841,951 and 39,771,035 shares issued; and 35,727,337 and 35,656,421 shares outstanding, respectively.	398	398
Additional paid-in capital	24,523	25,280
Retained earnings	209,001	199,083
Treasury Stock, at cost, 4,114,614 shares as of both March 31, 2026 and June 30, 2025	(56,315)	(56,315)
Accumulated other comprehensive income	175	160
Total Stockholders' Equity	177,782	168,606
Total Liabilities and Stockholders' Equity	$222,009	$198,141

NAPCO SECURITY TECHNOLOGIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months ended March 31,
	2026	2025

	(in thousands, except for share and per share data)
Revenue:
Equipment revenue	$24,238	$22,351
Service revenue	24,929	21,610
Total revenue	49,167	43,961
Cost of Revenue:
Cost of equipment revenue	17,289	16,852
Cost of service revenue	2,389	1,982
Total cost of revenue	19,678	18,834

Gross Profit	29,489	25,127

Operating Expenses:
Research and development	3,418	3,185
Selling, general, and administrative	11,259	10,796
Litigation settlement cost	16,000	—
Total Operating Expenses	30,677	13,981

Operating (Loss) Income	(1,188)	11,146

Other Income:
Interest income, net	881	762
Other income, net	105	100
(Loss) Income before Provision for Income Taxes	(202)	12,008
Provision for Income Taxes	206	1,886
Net (Loss) Income	$(408)	$10,122

(Loss) Income Per Share:
Basic	$(0.01)	$0.28
Diluted	$(0.01)	$0.28

Weighted Average Number of Shares Outstanding:
Basic	35,691,000	36,111,000
Diluted	35,691,000	36,253,000

NAPCO SECURITY TECHNOLOGIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Nine Months Ended March 31,
	2026	2025

	(in thousands, except for share and per share data)
Revenue:
Equipment revenue	$74,300	$66,993
Service revenue	72,207	63,904
Total revenue	146,507	130,897
Cost of Revenue:
Cost of equipment revenue	53,942	50,968
Cost of service revenue	6,992	5,697
Total cost of revenue	60,934	56,665

Gross Profit	85,573	74,232

Operating Expenses:
Research and development	10,131	9,349
Selling, general, and administrative expenses	32,234	30,710
Litigation settlement cost	16,000	—
Total Operating Expenses	58,365	40,059

Operating Income	27,208	34,173

Other Income:
Interest income, net	2,618	2,631
Other income, net	346	296
Income before Provision for Income Taxes	30,172	37,100
Provision for Income Taxes	4,912	5,326
Net Income	$25,260	$31,774

Income Per Share:
Basic	$0.71	$0.87
Diluted	$0.70	$0.86

Weighted Average Number of Shares Outstanding:
Basic	35,689,000	36,511,000
Diluted	35,911,000	36,743,000

NAPCO SECURITY TECHNOLOGIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

	Nine Months ended March 31,
	2026	2025

	(in thousands)
Cash Flows from Operating Activities
Net Income	$25,260	$31,774
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,670	1,705
Change in accrued interest on other investments	—	(194)
Unrealized gain on marketable securities	—	(131)
Realized gain on sales of marketable securities	(296)	—
Charge (recovery) of credit losses	2	(12)
Change to inventory reserve	(580)	78
Deferred income taxes	4,779	(2,324)
Stock-based compensation expense	784	1,143
Changes in operating assets and liabilities:
Accounts receivable	1,579	7,660
Inventories	(1,541)	2,973
Prepaid expenses and other current assets	52	841
Income tax receivable	(2,769)	(905)
Other assets	10	84
Accounts payable, accrued expenses, accrued litigation costs, accrued salaries and wages, accrued income taxes	14,541	(3,789)
Net Cash Provided by Operating Activities	43,491	38,903
Cash Flows from Investing Activities
Purchases of property, plant, and equipment	(1,512)	(1,879)
Purchases of marketable securities	(7,825)	(10,222)
Proceeds from sales of marketable securities	13,691	—
Purchases of other investments	—	(78)
Redemption of other investments	—	27,252
Net Cash Provided by Investing Activities	4,354	15,073
Cash Flows from Financing Activates
Proceeds from stock option exercises	—	54
Dividends paid	(14,977)	(9,164)
Repurchase of common stock	—	(36,794)
Payment of tax withholdings related to stock option exercises	(1,541)	—
Net Cash Used in Financing Activities	(16,518)	(45,904)

Net increase in Cash and Cash Equivalents	31,327	8,072
Cash and Cash Equivalents - Beginning	83,081	65,341
Cash and Cash Equivalents - Ending	$114,408	$73,413
Supplemental Cash Flow Information
Interest paid	$—	$—
Income taxes paid	$3,114	$8,350
Non-Cash Investing and Financing Transactions
Dividends declared and not paid	$5,357	$4,467

NAPCO SECURITY TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL DATA*

(unaudited)

(in thousands, except share and per share data)

		Non-GAAP Adjustments
		Litigation
		Settlement	Tax
	GAAP	Cost	Adjustments (1)	Non-GAAP
Three months ended March 31, 2026
Revenue	$49,167	$—	$—	$49,167
Gross Profit	29,489	—	—	29,489
Operating Expenses	30,677	(16,000)	—	14,677
Operating (loss) Income	(1,188)	16,000	—	14,812
Net (loss) Income	(408)	16,000	(1,733)	13,859
Non-GAAP adjusted net income margin				28.2%
Non-GAAP adjusted net income per share - diluted				$0.39

Three months ended March 31, 2025
Revenue	$43,961	$—	$—	$43,961
Gross Profit	25,127	—	—	25,127
Operating Expenses	13,981	—	—	13,981
Operating (loss) Income	11,146	—	—	11,146
Net (loss) Income	10,122	—	—	10,122
Non-GAAP adjusted net income margin				23.0%
Non-GAAP adjusted net income per share - diluted				$0.28

Nine months ended March 31, 2026
Revenue	$146,507	$—	$—	$146,507
Gross Profit	85,573	—	—	85,573
Operating Expenses	58,365	(16,000)	—	42,365
Operating Income	27,208	16,000	—	43,208
Net Income	25,260	16,000	(1,733)	39,527
Non-GAAP adjusted net income margin				27.0%
Non-GAAP adjusted net income per share - diluted				$1.10

Nine months ended March 31, 2025
Revenue	$130,897	$—	$—	$130,897
Gross Profit	74,232	—	—	74,232
Operating Expenses	40,059	—	—	40,059
Operating Income	34,173	—	—	34,173
Net Income	31,774	—	—	31,774
Non-GAAP adjusted net income margin				24.3%
Non-GAAP adjusted net income per share - diluted				$0.86

	Three months ended March 31,		Nine months ended March 31,
	2026	2025	2026	2025
Denominator:
Weighted average shares outstanding
Basic, as reported	35,691,000	36,111,000	35,689,000	36,511,000
Effect of Dilutive Securities	—	142,000	222,000	232,000
Diluted, (Denominator)	35,691,000	36,253,000	35,911,000	36,743,000
1.	The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

NAPCO SECURITY TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL DATA*

(unaudited)

(in thousands, except share and per share data)

	Three months ended March 31,		Nine months ended March 31,
	2026	2025	2026	2025
Non-GAAP adjusted EBITDA:
Net (loss) income, as reported	$(408)	$10,122	$25,260	$31,774
Interest income, net	(881)	(762)	(2,618)	(2,631)
Provision for income taxes	206	1,886	4,912	5,326
Depreciation and amortization	535	572	1,670	1,705
Non-GAAP EBITDA	(548)	11,818	29,224	36,174
Adjustments:
Stock based compensation	290	386	784	1,143
Nonrecurring legal expense(1)	78	957	104	560
Litigation settlement cost(2)	16,000	—	16,000	—
Total adjustments	16,368	1,343	16,888	1,703
Non-GAAP adjusted EBITDA	$15,820	$13,161	$46,112	$37,877
Non-GAAP adjusted EBITDA margin	32.2%	29.9%	31.5%	28.9%

Non-GAAP per share data:
Non-GAAP adjusted EBITDA per share - diluted	$0.44	$0.36	$1.28	$1.03

Denominator:
Weighted average shares outstanding
Basic, as reported	35,691,000	36,111,000	35,689,000	36,511,000
Effect of Dilutive Securities	—	142,000	222,000	232,000
Diluted, (Denominator)	35,691,000	36,253,000	35,911,000	36,743,000
1.	Nonrecurring Legal Expenses, which are net of any insurance reimbursements, are legal fees that are determined not to be of a normal recuring nature and expenses necessary to operate the business
2.	Litigation settlement costs, which are net of any insurance reimbursements, were determined not to be of a recurring nature and costs that are not in the normal cost of business or necessary to operate the business

	Three months ended March 31,		Nine months ended March 31,
	(dollars in thousands)		(dollars in thousands)

	2026	2025	2026	2025
Free cash flow:
Net Cash Provided by Operating Activities	$16,756	$13,379	$43,491	$38,903
Less: Purchases of property, plant, and equipment	(734)	(65)	(1,512)	(1,879)
Free Cash Flow(1)	$16,022	$13,314	$41,979	$37,024
Free Cash Flow Margin(1)	32.6%	30.3%	28.7%	28.3%

1.	1. Free cash flow is calculated as net cash provided by operating activities less capital expenditures. Free cash flow margin is the free cash flow divided by revenue.

Contacts:

Francis J. Okoniewski

Vice President of Investor Relations

NAPCO Security Technologies, Inc.

Office 800-645-9445 x 374

Mobile 516-404-3597

fokoniewski@napcosecurity.com